Exhibit 99.1

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 1 of 12 UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In Re. SVB Financial Group § Case No. 23-10367 § § Debtor(s) § Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/31/2024 Petition Date: 03/17/2023 Months Pending: 13 Industry Classification: 5 2 3 9 Reporting Method: Accrual Basis Cash Basis Debtor’s Full-Time Employees (current): 0 Debtor’s Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ James L. Bromley James L. Bromley Signature of Responsible Party Printed Name of Responsible Party 04/22/2024 Date 125 Broad Street, New York, New York 10004 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

UST Form 11-MOR (12/01/2021)	1

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 2 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $224,256,757 b. Total receipts (net of transfers between accounts) $38,393,877 $733,775,572 c. Total disbursements (net of transfers between accounts) $46,249,246 $2,544,588,484 d. Cash balance end of month (a+b-c) $216,401,388 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $46,249,246 $2,544,588,484 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $1,962,463,606 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory (Book Market Other (attach explanation)) $0 d Total current assets $2,596,140,816 e. Total assets $3,611,522,838 f. Postpetition payables (excluding taxes) $66,953,346 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $66,953,346 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $3,484,888,654 n. Total liabilities (debt) (j+k+l+m) $3,551,842,000 o. Ending equity/net worth (e-n) $59,680,838 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary $0 $50,912,166 course of business b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $5,054,655 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $45,857,511 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $2,146,844 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $2,146,844 d. Selling expenses $0 e. General and administrative expenses $1,637,846 f. Other expenses $-4,948,576 g. Depreciation and/or amortization (not included in 4b) $314,621 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $14,195,393 k. Profit (loss) $-9,052,440 $-545,675,989

UST Form 11-MOR (12/01/2021)	2

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 3 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 Part 5: Professional Fees and Expenses Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative a. Debtor’s professional fees & expenses (bankruptcy)Aggregate Total $10,069,990 $105,182,307 $9,241,706 $104,354,023 Itemized Breakdown by Firm Firm Name Role i Alvarez & Marsal Financial Professional $4,617,203 $49,686,856 $4,617,203 $49,686,856 ii Centerview Partners LLC Financial Professional $481,178 $8,403,683 $0 $7,922,504 iii Huron Financial Professional $347,106 $1,095,832 $0 $748,727 iv Jenner & Block LLP Other $1,498,088 $9,205,433 $1,498,088 $9,205,433 v Kroll Other $61,052 $1,875,251 $61,052 $1,875,251 vi Sullivan & Cromwell LLP Lead Counsel $3,065,364 $34,915,253 $3,065,364 $34,915,253 vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi

UST Form 11-MOR (12/01/2021)	3

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 4 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii

UST Form 11-MOR (12/01/2021)	4

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 5 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Approved Paid Current Paid Current Month Cumulative Month Cumulative b. Debtor’s professional fees & expenses (nonbankruptcy)Aggregate Total $186,157 $2,181,292 $288,125 $2,031,788 Itemized Breakdown by Firm Firm Name Role i Aldrich & Bonnefin, PLC Other $18,350 $18,350 $15,964 $15,964 ii Chapman and Cutler, LLP Other $0 $86,454 $0 $79,189 iii Debevoise & Plimpton LLP Other $0 $135,193 $0 $79,863 iv DLA Piper Ireland LLP Local Counsel $0 $16,765 $0 $16,765 v DLA Piper LLP (US) Other $8,020 $8,020 $0 $0 vi Farella Braun + Martel LLP Other $85,071 $541,311 $148,866 $500,953 vii Goodwin Procter LLP Other $0 $93,137 $12,000 $93,137 viii Herzog Fox & Neeman Local Counsel $8,684 $109,600 $18,535 $109,600 ix HWG LLP Local Counsel $13,815 $28,815 $13,815 $28,815 x Kilpatrick Townsend & StocktoOther $1,074 $71,485 $21,058 $71,485 xi Miller & Olson LLP Other $0 $3,673 $0 $3,673 xii Nishith Desai Associates Local Counsel $21,926 $77,503 $21,926 $70,576 xiii Norton Rose LLP Shanghai Local Counsel $29,217 $407,007 $16,843 $377,791 xiv Proskauer Rose LLP Other $0 $269,274 $0 $269,274

UST Form 11-MOR (12/01/2021)	5

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 6 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 xv Trucker Huss, APC Other $0 $314,704 $19,117 $314,704 xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi

UST Form 11-MOR (12/01/2021)	6

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 7 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii

UST Form 11-MOR (12/01/2021)	7

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 8 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 xcix c c. All professional fees and expenses (debtor & committees) $11,861,388 $142,172,590 $10,855,072 $140,914,802 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $25,320 $276,389 g. Postpetition other taxes paid (local, state, and federal) $4,320 $255,397 Part 7: Questionnaire—During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Were any payments made outside the ordinary course of business Yes No without court approval? (if yes, see Instructions) c. Were any payments made to or on behalf of insiders? Yes No d. Are you current on postpetition tax return filings? Yes No e. Are you current on postpetition estimated tax payments? Yes No f. Were all trust fund taxes remitted on a current basis? Yes No g. Was there any postpetition borrowing, other than trade credit?Yes No (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by Yes No N/A the court? i. Do you have: Worker’s compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as Yes No set forth under 28 U.S.C. § 1930?

UST Form 11-MOR (12/01/2021)	8

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 9 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 Yes No U.S.C § 101(14A)? m. If yes, have you made all Domestic Support Obligation payments? Yes No N/A Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Nicholas R. Grossi Nicholas R. Grossi Signature of Responsible Party Printed Name of Responsible Party Interim Chief Financial Officer, and/or Authorized Signatory 04/22/2024 Title Date

UST Form 11-MOR (12/01/2021)	9

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UST Form 11-MOR (12/01/2021)	10

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 11 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 Bankruptcy1to50 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100

UST Form 11-MOR (12/01/2021)	11

23-10367-mgDoc 1053Filed 04/22/24Entered 04/22/24 21:52:41Main Document Pg 12 of 12 Debtor’s Name SVB Financial Group Case No. 23-10367 PageThree PageFour

UST Form 11-MOR (12/01/2021)	12

23-10367-mgDoc 1053-1Filed 04/22/24Entered 04/22/24 21:52:41Supplement Notes and Supporting DocumentationPg 1 of 6 UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORKIn re SVB Financial Group Case No. 23-10367 (MG)Reporting Period: 3/1/2024 – 3/31/2024Supplemental Notes to Monthly Operating ReportFACTUAL BACKGROUNDDebtor-in-Possession Financial Statements: On March 17, 2023 (the “Petition Date”), SVB Financial Group (the “Debtor”) filed a voluntary petition in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) for relief under the provisions of Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Debtor’s case is administered under the caption In re SVB Financial Group, Case No 23-10367 (the “Chapter 11 Case”). The Debtor is continuing to operate its remaining businesses as a debtor-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.The Debtor is filing its monthly operating report (the “MOR”) for purposes of complying with the monthly operating requirements applicable in the Debtor’s Chapter 11 Case. The financial information contained in the MOR is unaudited and limited in scope to only those items and disclosures required pursuant to the Bankruptcy Code. The MOR has been completed using generally accepted accounting standards (e.g., the Financial Accounting Standards Board Accounting Standards Codification 852, Reorganizations (ASC 852)). The MOR, however, is not a complete set of financial statements pursuant to generally accepted accounting principles (“GAAP”) as it does not include all disclosures and financial statements (e.g., statement of cash flow or statement of shareholders’ equity) which are required pursuant to GAAP. Additionally, the MOR includes certain cash-basis schedules (e.g., Part 1: Cash Receipts and Disbursements) which are not in accordance with GAAP.The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate this financial information in light of the purposes for which it was prepared. The Debtor is not liable for and undertakes no responsibility to indicate variations from securities laws reporting.Basis of Presentation: As discussed in greater detail in the Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 21] and Supplemental Declaration of William C. Kosturos in Support of the Debtor’s Chapter 11 Petition and First Day Pleadings [D.I. 43], on March 10, 2023, the California banking authorities closed Silicon Valley Bank (the “Bank”) and appointed the Federal Deposit Insurance Corporation (“FDIC”) as receiver of the Bank (the “Receivership”).1 The FDIC subsequently transferred all deposits and substantially all assets of Silicon Valley Bank to a newly created, FDIC-operated bridge bank, Silicon Valley Bridge Bank, National Association (“Bridge Bank”). Before the Receivership, the Debtor’s information management systems were primarily maintained by the Bank pursuant to a shared services agreement. As a result of the Receivership, the Debtor no longer operates the Bank and no longer has complete access to these systems. The Debtor is continuing to work with the FDIC, as well as First Citizens Bank & Trust Company (“FCB”), as successor-in-interest to Bridge Bank, to gain access to its books and records.1 The Federal Deposit Insurance Corporation in its corporate capacity, as receiver of Bridge Bank and as receiver of the Bank are collectively referred to as the “FDIC.”

23-10367-mgDoc 1053-1Filed 04/22/24Entered 04/22/24 21:52:41Supplement Notes and Supporting DocumentationPg 2 of 6 In addition, before the Receivership, the Debtor’s executive officers, its principal accounting officer and all members of its accounting and finance teams were employed by the Bank. All of these individuals either resigned, became employees of Bridge Bank in connection with the Receivership or became an employee of FCB. The Debtor has made reasonable efforts to supplement the information available to it with additional information concerning transactions that may not have been identified in the books and records to which it has access.Records of prepetition assets and liabilities, including, among other things, liabilities owed by the Debtor to its affiliates and FCB, are likely to be adjusted throughout the pendency of the Chapter 11 Case as claims are filed and items are approved by the Bankruptcy Court. The MOR and the Supplemental Balance Sheet and Supplemental Statement of Operations attached thereto, are an unconsolidated, stand-alone presentation of the Debtor’s assets and liabilities and income/loss. The financial results of Debtor’s subsidiaries not party to the Chapter 11 Case are included in the financial statements as Investments in Subsidiaries and Net (Gain)/Loss from Subsidiaries.Reporting Period: Unless otherwise noted herein or in the MOR, the MOR generally reflects the Debtor’s books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.NOTES TO MORNote 1: EmployeesThe Debtor did not directly employ any employees during the reporting period. SVBFG Employee Holdco LLC, a non-debtor direct subsidiary of the Debtor, employed six employees who performed services for the Debtor during the reporting period.Note 2: Reorganization AccountingAccounting standard ASC 852 requires expenses and income directly associated with the Chapter 11 Case to be reported separately in the statement of operations as Reorganization Items, net. Reorganization Items, net may include write-off of certain fees relating to debt obligations classified as Liabilities Subject to Compromise, expenses related to legal advisory and representation services, other professional consulting and advisory services, and changes in Liabilities Subject to Compromise. Reorganization Items, net will be recorded as such items are incurred and/or approved by the Bankruptcy Court.Note 3: Investment SecuritiesInvestment Securities primarily represent investments in venture capital and private equity funds, debt funds, private and public portfolio companies, including public equity securities held as a result of equity warrant assets exercised. The fair values of these investments are reflected in the financial statements and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income.Unconsolidated venture capital and private equity fund investments: Funds where ownership interest is typically less than 5% of the voting interests of each such fund and in which there is not the ability to exercise significant influence over the partnerships’ operating activities and financial policies. The unconsolidated venture capital and private equity fund investments are carried at fair value based on the fund investments’ net asset values per share as obtained from the general partners of the funds, adjusted for any contributions paid, distributions received from the investment, and significant fund transactions or market events during the reporting period.Direct equity investments in private companies: The carrying value is based on the price at which the investment was acquired plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments. A range of factors is considered when adjusting the fair value of these investments, including, but not limited to, the term and nature of the investment, local market conditions, values for comparable securities, current and projected operating performance, exit strategies, financing transactions subsequent to the acquisition of the investment and a discount for certain investments that have lock-up restrictions or other features that indicate a discount to fair value is warranted.

23-10367-mgDoc 1053-1Filed 04/22/24Entered 04/22/24 21:52:41Supplement Notes and Supporting DocumentationPg 3 of 6 Note 4: Due to/from FDICThe Debtor has reflected the known cash balances of its operating accounts and Regulation W account that were on deposit at Bridge Bank as of the Petition Date (and previously at the Bank), as a receivable from the FDIC. The Debtor does not have access to its account information at Bridge Bank so it could not independently verify the exact amount of funds that were transferred to the FDIC but has used the available information provided by FCB to reflect its best estimate of the amounts that are due to the Debtor.Note 5: Warrants & Other DerivativesIn connection with negotiated credit facilities and certain other services that were offered by the Bank, the Debtor often acquired equity warrant assets giving the Debtor the right to acquire stock in venture-backed companies primarily in the technology, life science and healthcare industries subject to applicable regulatory limits and, in some cases, equity interests were retained in these companies following their initial public offering. The fair values of these warrants and investments are reflected in the financial statements and are adjusted on a quarterly basis. Fair value changes are recorded as unrealized gains or losses through net income. However, the timing and amount of changes in fair value, if any, of these financial instruments depends on factors beyond the Debtor’s control, including the perceived and actual performance of the companies or funds in which the Debtor invests, fluctuations in the market prices of the preferred or common stock of the portfolio companies, the timing of the receipt of relevant financial information from these companies, market volatility and interest rate fluctuations and legal and contractual restrictions. The valuation processes for warrants are as follows:Equity warrant assets (public portfolio): Fair value measurements of equity warrant assets of publicly traded portfolio companies are valued based on the Black-Scholes option pricing model. The model uses the price of publicly traded companies (underlying stock price), stated strike prices, warrant expiration dates, the risk-free interest rate and market-observable option volatility assumptions.Equity warrant assets (private portfolio): Fair value measurements of equity warrant assets of private portfolio companies are priced based on a Black-Scholes option pricing model to estimate the asset value by using stated strike prices, option expiration dates, risk-free interest rates and option volatility assumptions. Option volatility assumptions used in the Black-Scholes model are based on public market indices whose members operate in similar industries as companies in the Debtor’s private company portfolio. Option expiration dates are modified to account for estimates to actual life relative to stated expiration. Overall model asset values are further adjusted for a general lack of liquidity due to the private nature of the associated underlying company.Note 6: Investment in SubsidiariesThe primary subsidiary business operations of the Debtor during the reporting period are:SVB Capital Management, LLCSVB Capital ManCo is the venture capital and credit investment arm of the Debtor, which focuses primarily on funds management. SVB Capital ManCo manages over $9.5 billion of funds on behalf of third party limited partner investors and, on a more limited basis, the Debtor. The SVB Capital family of funds is comprised of pooled investment vehicles such as direct venture funds that invest in companies and funds of funds that invest in other venture capital funds, as well as debt funds that provide lending and other financing solutions. SVB Capital generates income for the Debtor primarily through investment returns (including carried interest) and management fees.SVB Securities Holdings LLCSVB Securities Holdings LLC consists of two businesses, MoffettNathanson LLC, a sell-side research boutique and SVB Transformation Holdings LLC, an asset management company. The Debtor is currently evaluating its position with regard to these entities.

23-10367-mgDoc 1053-1Filed 04/22/24Entered 04/22/24 21:52:41Supplement Notes and Supporting DocumentationPg 4 of 6 SVB IndiaOn March 18, 2024, the Debtor and its non-debtor, wholly owned subsidiary, SVB Global Financial, Inc. (“SVB Global”), entered into a Purchase and Sale Agreement for the sale (the “Sale”) of 100% of the issued and outstanding partnership interests of SVB Global Services India LLP (“SVB India”). On April 10, 2024, the Bankruptcy Court approved the Purchase and Sale Agreement and the Sale [D.I. 1028]. The closing of the Sale is subject to the receipt of necessary regulatory approvals.Note 7: TaxesTaxes receivables reflect a reasonable estimate of current tax refunds due to the Debtor and continue to be evaluated for any required allocations or adjustments.Note 8: Liabilities Subject to Compromise (Prepetition) Due to the filing of the Chapter 11 Case on March 17, 2023, the payment of prepetition indebtedness is generally subject to compromise pursuant to a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-bankruptcy filing liabilities are stayed. The Debtor has been paying and intends to pay undisputed postpetition liabilities in the ordinary course of business.Prepetition liabilities that are subject to compromise are required to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as Liabilities Subject To Compromise may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of secured status of certain claims, the values of any collateral securing such claims, or other events. The value of the claims that will ultimately be allowed by the Bankruptcy Court cannot be reasonably estimated until the evaluation, investigation and reconciliation of the filed claims has been completed. Any resulting changes in classification will be reflected in subsequent financial statements.Note 9: Cumulative Profit (Loss)Cumulative profit (loss) in Part 4 and the cumulative amounts for Net (Gain) / Loss from Subsidiaries and Net Income / Loss reflected in the Supplemental Statement of Operations attached hereto reflect reconciled prior month amounts.Note 10: QuestionnaireThe workers’ compensation policy that covered employees of FCB who previously performed services for the Debtor was terminated on May 1, 2023. The Debtor has obtained a new workers’ compensation policy through a professional employer organization.I declare under penalty of perjury that, in my reasonable belief, the foregoing supplemental notes to Monthly Operating Report are true and correct./s/ Nicholas R. GrossiNicholas R. GrossiTitle: Interim Chief Financial OfficerDate: April 22, 2024

Exhibit – 1

23-10367-mgDoc 1053-1Filed 04/22/24Entered 04/22/24 21:52:41Supplement Notes and Supporting DocumentationPg 5 of 6 Exhibit—1 In re: SVB Financial Group Case No.: 23-10367 Reporting Period: 3/1/2024—3/31/2024 Supplemental Statement of Operations SVB Financial Group Current Month Cumulative 03/01/2024—03/31/2024 03/17/2023—03/31/2024 Notes Income Investment Income $915,398 $11,483,549 Management Fees 1,231,44632,352,536 Total Income $2,146,844 $43,836,085 Operating Expenses Operating Expenses 1,952,46725,378,930 Total Operating Expenses $ 1,952,467 $25,378,930 Operating Income / (Loss) $194,377 $18,457,155 Other (Income) / Expense Net (Gain) / Loss from Subsidiaries $(9,408,993) $93,044,168 [1] Net (Gain) / Loss on Investments 4,540,15635,776,841 [1] Vesting of RSUs14,06916,458,254 Miscellaneous (Income) / Expense(93,808) 6,447,752 Total Other (Income) / Expense $(4,948,576) $151,727,015 Net Income / (Loss) before Reorganization Expenses $5,142,953 $(133,269,860) Reorganization Items, net14,195,393412,406,129 Net Income / (Loss) $(9,052,440) $(545,675,989) Notes [1]—Includes both realized and unrealized (gains) / losses.

UST Form 11-MOR (12/01/2021)	1

Exhibit - 2

23-10367-mgDoc 1053-1Filed 04/22/24Entered 04/22/24 21:52:41Supplement Notes and Supporting DocumentationPg 6 of 6 Exhibit—2 In re: SVB Financial Group Case No.: 23-10367 Reporting Period: 3/31/2024 Supplemental Balance Sheet SVB Financial Group 03/31/2024 ASSETS Cash $216,401,388 Investment Securities358,518,301 Capital Call Line32,817,024 Accounts Receivable28,657,898 Receivable from FDIC1,933,805,708 Other Current Assets25,940,497 Total Current Assets $2,596,140,816 Warrants & Other Derivatives322,085,438 Other Assets66,273,331 Total Other Assets $388,358,769 Investments in SVB Capital Funds496,398,182 Investment in SVB Securities94,650,744 Investments in Foreign Subs / Other35,974,328 Total Investments in Subsidiaries $627,023,253 TOTAL ASSETS $3,611,522,838 LIABILITIES & EQUITY Liabilities Not Subject to Compromise Postpetition Payables66,953,346 Total Liabilities Not Subject to Compromise $66,953,346 Liabilities Subject to Compromise A/P and Accrued Expenses84,608,305 Accrued Interest Payable30,159,270 Other Liabilities20,000 Long-term Debt3,370,101,079 Total Liabilities Subject to Compromise $3,484,888,654 Total Liabilities $3,551,842,000 Equity59,680,838 TOTAL LIABILITIES & EQUITY $3,611,522,838

UST Form 11-MOR (12/01/2021)	1